Investor Presentation First Quarter 2023

2 When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, supply chain issues, labor shortages, and the adverse effects of the COVID-19 pandemic on the global, national, and local economy, which may affect the Corporation’s credit quality, revenue, and business operations; (ii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iii) Increases in defaults by borrowers and other delinquencies; (iv) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (v) Fluctuations in interest rates and market prices; (vi) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viiii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; and (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents Company Snapshot ...................................................... 4 Why FBIZ? ..................................................................... 5 Strong Liquidity & Capital ............................................ 11 Drivers of Growth & Profitability ................................. 16 Strategic Plan ............................................................... 25 Appendix ...................................................................... 28 Company Overview ................................................... 29 Products and Services ............................................... 33 Non-GAAP Reconciliations ........................................ 40

4 • Serving unique needs of business executives, entrepreneurs, and high net worth individuals through Business Banking, Private Wealth, and Bank Consulting • Within Business Banking, our commercial banking offerings are focused on our attractive Midwest markets while Specialty Finance products and services have national reach • Efficient and highly scalable model with limited branch network and exceptional digital capabilities Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities FBIZ Business Banking2 $3.2 Billion3 FBIZ Private Wealth $2.8 Billion3 IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Market capitalization as of 4/27/2023. 2. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 3. Data as of 3/31/2023. 4 IN TOTAL ASSETS First Business Bank NASDAQ: FBIZ — $240 million Market Cap1

WHY FBIZ?

6 Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth Through Economic and Interest Rate Cycles TBV 3YR CAGR = 10% Div/Share 3YR CAGR = 10% 2022 TBV Growth = 9% TBV/Share Div/Share Great Recession & Pandemic Recession '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 'Q1 23(1) $5 $10 $15 $20 $25 $30 On January 27th, 2023, FBIZ announced a 15% increase in the quarterly common stock dividend 1. Q1 2023 dividends per share calculation is annualized.

7 Rate Cycle Consistency TBV/share above peers in current rate cycle Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. Cumulative TBV % Change During Current Rate Cycle FBIZ Peer Group Median 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 (20.0)% (15.0)% (10.0)% (5.0)% —% 5.0% 10.0% 15.0% Differentiated Approach Aids TBV Preservation • FBIZ holds a small securities portfolio, and does not extend maturities to reach for yield • In the recent rising rate environment, this approach mitigates the impact of mark-to-market adjustments on our Accumulated Other Comprehensive Income (AOCI), a component of equity • In contrast, the median peer bank experienced a 14% decrease in equity capital during 2022 due to the change in AOCI, almost three times the 5% decrease in AOCI the Bank experienced • Over the twelve months ended December 31, 2022, FBIZ’s strong earnings more than offset the decline in AOCI, as tangible book value per share grew 8.6% compared to a decline of 10.4% for median peer banks.

8 M ill io ns $32.5 $39.1 $41.2 $48.2 FYE 2019 FYE 2020 FYE 2021 FYE 2022 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 $120.0 $135.0 Balanced and Steady Growth Operating Fundamentals Drive Earnings Power Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent management's estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. Net Operating Income 3YR CAGR = 14% M ill io ns $9.9 $13.3 Q1 2022 Q1 2023 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0

9 Profitability Exceeds Peers Top Line Revenue Growth and Superior Asset Quality Drives Historically Strong Profitability Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. Return on Average Common Equity FBIZ Peer Group Median 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 —% 3% 5% 8% 10% 13% 15% 18%

10 Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 1. Peer group median 5-Year TSR is 0.01%. 2. Data as of 3/31/2023. Total Shareholder Return Above Peer Group Median Despite recent outperformance, Price/LTM EPS remains below peers Total Shareholder Return FBIZ Peer Group Median S&P 500 Russell 2000 1-Year TSR 3-Year TSR 5-Year TSR (1) (25)% 0% 25% 50% 75% 100% 125% Price/LTM EPS (2) FBIZ Peer Group Median 0.0 2.0 4.0 6.0 8.0 10.0 FBIZ Investment Profile(1) Closing Price $35.09 52-Week High $35.27 52-Week Low $25.70 Common Shares Outstanding 8,467,955 Price/LTM EPS 8.65% Price/Tangible Book Value 125.68% 50 Day Average Daily Volume 20,693 Annualized Dividend $0.79 Dividend Yield 2.25%

Strong Liquidity and Capital Position

12 Relationship Banking Key to Success In-Market Deposits Up Post Bank Failures • We acted swiftly, calling each of our business clients with greater than $1 million in deposits • From March 8 to March 31, we added new clients and in-market deposit balances increased $45 million • Long-term client relationships drove success, aided by clients’ comfort with continuing to utilize the Bank’s longstanding extended deposit insurance products • Long-held top-quartile deposit pricing strategy limits deposit outflows • Net Promoter Score1 of 77, which assesses a client's likelihood to recommend, is well above industry benchmark score of 30. In-Market Deposits In-Market Deposits 12/31/22 03/31/23 $1,800 $1,850 $1,900 $1,950 $2,000 $2,050 $2,100 1. Net promoter score benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021 NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Q1 annualized in- market deposit growth of 18% 1. NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. First Business Bank Annual Client Survey conducted by Dr. Moses Altsech, May/June 2022. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100.

13 Balanced Deposit Portfolio Diversified Product Base with Long-Tenured, Deep Client Relationships • FBIZ depositors are [diversified] small- and medium-sized businesses [and municipalities/NFPs? PWM?] • Can we disclose a breakdown of clients by deposit balance size buckets? • Average balance per client is $X.X; can we show this over time? • Show average deposit relationship tenure • Deposit relationship is incentivized for bankers, not loans... • Funding is augmented by wholesale deposits rather than non-relationship sourced funds FOR DISCUSSION - AVAILABILITY OF DATA? Top 50 Deposit Relationships by Industry Food Services, 2% Agriculture, 2% Arts & Entertainment, 2% Construction, 4% Education, 8% Finance & Insurance, 5% Health Care, 10% Information, 2% Maunfacturing, 1% Other Services, 18%Private Wealth, 8% Professional, 3% Public Admin, 7% Real Estate, 18% Retail Trade, 2% Transportation, 6% Wholesale Trade, 3% • <INSERT DEPOSIT COMPOSITION CHART FROM EARNINGS RELEASE, WITH UNINSURED DEPOSITS % HISTORY> • Can we show % of clients with both operational/credit relationships and deposit relationships? • History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending (unaudited) As of 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Non-interest-bearing transaction accounts $ 471,904 $ 537,107 $ 564,141 $ 544,507 $ 600,987 Interest-bearing transaction accounts 612,500 576,601 461,883 466,785 539,492 Money market accounts 662,157 698,505 742,545 731,718 806,917 Certificates of deposit 308,191 153,757 160,655 114,000 63,977 Wholesale deposits 422,088 202,236 158,321 12,321 12,321 Total deposits $ 2,476,840 $ 2,168,206 $ 2,087,545 $ 1,869,331 $ 2,023,694 Uninsured deposits $ 941,375 $ 951,739 $ 1,007,935 $ 935,101 $ 1,099,505 Uninsured deposits as a percent of total deposits 38.0% 43.9% 48.3% 50.0% 54.3 % Extended deposit insurance1 $ 567,390 $ 495,621 $ 439,092 $ 461,372 $ 470,140 • Longstanding deposit insurance options available through IntraFi and Reich & Tang to provide further security for our large clients • Funding is augmented by non-callable wholesale deposits rather than non-relationship sourced funds • Our deposit relationships span multiple industry segments • Diverse deposit base has an average deposit relationship tenure of over 10 years • History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending • Nearly 50% of the top 50 deposit relationships also have a commercial loan relationship 1. Included in interest-bearing transaction accounts and certificates of deposit above.

14 Strong and Stable Sources of Liquidity Primary & Secondary Sources Provide Ample Liquidity During Uncertain Environments 1. Brokered CD capacity capped at 50% of total bank funding when combined with FHLB advances per internal policy. Primary Sources: • Short-Term Investments (Primarily excess cash held at the Federal Reserve) • Collateral Value of Unencumbered Loans (FHLB Advances) • Market Value of Unencumbered Securities (FHLB Advances and FRB Discount Window) Secondary Sources: • Fed Fund Lines • Wholesale Deposits (Brokered CDs and R&T) M ill io ns Total Liquidity Excess brokered CD capacity Collateral value of unencumbered pledged loans Market value of unencumbered securities Short-term investments Fed fund lines 12/31/22 03/31/23 $— $500 $1,000 $1,500 $2,000 M ill io ns Uninsured Deposit Coverage Total liquidity Uninsured deposits 12/31/2022 03/31/2023 $— $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 The Bank has not utilized the newly created Bank Term Funding Program as a result of strong liquidity.

15 Conservative Balance Sheet Philosophy Prudent Interest Rate Risk Management Supports Stable Capital Position • A key strength of our balance sheet management strategy is closely matching the duration of our assets with the duration of our liabilities to mitigate interest rate and market value risk • Our adjusted TCE position is meaningfully stronger than peers when considering the unrealized gains/ losses on held to maturity (HTM) securities and on fully-marked financial assets and liabilities Tangible Common Equity to Tangible Assets - Mark to Market (MTM)(1) FBIZ Peer Group Median TCE TCE - HTM MTM TCE-MTM 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 1. Data as of 12/31/2022. Tangible common equity (TCE), tangible common equity - HTM MTM, and tangible common equity - MTM (TCE-MTM) are non-GAAP calculations. Please see appendix for non-GAAP reconciliation schedules.

Drivers of Growth & Profitability

17 • Strong Deposit Growth. Total deposits grew to $2.477 billion, increasing 56.9% annualized from the linked quarter and 22.4% from the first quarter of 2022. Growth included an increase in wholesale deposits of $219.9 million and $409.8 million compared to the linked and prior year quarters, respectively, as management replaced maturing FHLB advances with brokered CDs to build additional readily available liquidity. In-market deposits grew to a record $2.055 billion, up $88.8 million, or 18.1% annualized, from the linked quarter. • Robust Loan Growth. Loans grew $96.3 million, or 15.8% annualized, from the fourth quarter of 2022, reflecting ongoing strength in C&I lending in the first quarter. Balanced expansion across the Company’s portfolios drove loan growth totaling $288.1 million, or 12.8%, from the first quarter of 2022. • Exceptional Pre-tax, Pre-Provision (“PTPP”) Income Growth. PTPP income grew to $13.3 million, up 2.9% from the prior quarter and 34.4% from the first quarter of 2022. Performance reflects strong balance sheet growth and diversified non-interest income, alongside balanced non-interest expense growth to support the Company’s investments in talent. • Outstanding Asset Quality. Continued positive asset quality trends resulted in non-performing assets of $3.5 million, measuring a historically low 0.11% of total assets and improving from 0.13% of total assets on December 31, 2022 and 0.13% on March 31, 2022. Net charge-offs as a percent of average loans and leases measured 0.01% for the quarter, compared to 0.10% in the linked quarter and net recoveries of 0.03% in the prior year quarter. • Tangible Book Value Growth. The Company’s strong earnings generation produced a 12.8% annualized increase in tangible book value per share compared to the linked quarter and 12.2% compared to the prior year quarter. • Minimal Impact of Fair Value Mark on Held-To-Maturity (“HTM”) Securities Portfolio. The Bank’s regulatory and tangible common equity capital ratios would be minimally impacted by the hypothetical recognition of fair value mark-to-market adjustments on the HTM securities portfolio. The HTM portfolio had an amortized cost of $11.5 million and a fair value of $11.2 million as of March 31, 2023. Adjusting the Bank's balance sheet accordingly would reduce the ratio of tangible common equity to tangible assets by just one basis point, to 7.68%, as of March 31, 2023. First Quarter 2023 Highlights Strong and stable performance supported by robust growth in loans, deposits, and pre-tax, pre-provision income

18 Robust Profitability Metrics Strong Net Interest Margin and Balance Sheet Growth Support Robust PTPP Adjusted ROAA Net Interest Margin 3.39% 3.71% 4.01% 4.15% 3.86% 3.22% 3.44% 3.89% 3.93% 3.74% 0.17% 0.27% 0.12% 0.22% 0.12% Adjusted net interest margin (1) Recurring, variable components (2) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. "Recurring, variable components" is defined as fees in lieu of interest, FRB interest income, and FHLB dividend income. $ (T ho us an ds ) Robust Profitability Top Line Revenue PTPP ROAA Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $26,000 $28,000 $30,000 $32,000 $34,000 $36,000 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20%

19 Net Interest Margin Components Deposit mix change and liquidity build impact net interest margin 1. Wholesale funding defined as brokered CDs plus FHLB advances. • NIM range in forecast • Rate assumptions in forecast • Beta outlook • Impact under differing scenarios 5YR CAGR = 11.4% Drivers of NIM Change 4.15% —% 0.04% 0.25% (0.20)% (0.08)% (0.18)% (0.14)% 0.01% 3.86% 4Q 22 N IM ST In ve st m en ts Se cu rit ie s Lo an s Tr an sa ct io n ac co un ts M on ey M ar ke t A cc ou nt s Ti m e De po sit s W ho le sa le fu nd in g (1) Bo rr ow in gs 1Q 23 N IM In-Market Deposit Flows Interest Bearing Deposits Non-Interest Bearing Deposits $ Change $(100,000) $(50,000) $— $50,000 $100,000 $150,000 $200,000

20 Margin Expansion Through Rate Cycle Due to Positive Beta Differential and Match-Funded Balance Sheet Cumulative Earning Asset Beta Exceeds Funding Beta NIM, Yields, and Costs 5.55% 3.95% 4.51% 3.73% 3.14% 3.69% 2.40% 1.99% 1.76% 1.42% 0.54% 0.45% Average Loan Yield Net Interest Margin Securities Yield Cost of Funds (5) Q4 2019 Q3 2020 Q4 2020 A dj us te d M ar gi n Fed Funds R ate Impact of Increasing Rates Adjusted Net Interest Margin (1) Average Effective Fed Funds Rate (2) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% —% 1.00% 2.00% 3.00% 4.00% 5.00% Cumulative Interest Rate Cycle Beta Earning Asset Beta Total Bank Funding Beta Q1 2023 vs Q1 2022 —% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. Board of Governors of the Federal Reserve System (US), Effective Federal Funds Rate [DFF]. Retrieved from FRED, Federal Reserve Bank of St. Louis. Represents average daily rate.

21 Deposit-Centric Strategy Key to Growth Double digit deposit growth exceeds loan growth 1. Deposits defined as total deposits less wholesale deposits. Period end balances are presented. M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD '18 '19 '20 '21 '22 Q1 23 $0 $500 $1,000 $1,500 $2,000 $2,500 • Deposit growth one of four major strategies from 5-year strategic plan launched in 2019 • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit-focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 11.4% DDA 4-Year CAGR = 18% Total Deposits 4-Year CAGR = 14% M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD 9/30/2022 12/31/2022 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500

22 Diversified Lending Growth Continuing to grow higher yielding C&I lending mix Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s Loan Growth (YOY) (1) $121,601 $3,183 $43,368 $19,651 $5,211 $60,748 $16,220 $(458) Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 M ill io ns Loan Growth History (1) CRE C&I All Other '18 '19 '20 '21 '22 Q1 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1. Period end balances excluding PPP loans are presented. On January 1, 2023, the Bank adopted ASU 2016-03 Financial Instruments - Credit losses (“ASC 326”). The Bank adopted ASC 326 using the modified retrospective method which does not require restatement of prior periods. The balances as of March 31, 2023 reflect a reclassification of $43 million to commercial and industrial from commercial real estate, and $7 million from consumer and other to commercial real estate. 2. Average balances excluding PPP loans are presented. 3. Excluding the impact of PPP loan fees and interest income YOY Growth = 13.1% 3 Year CAGR = 11% Continued Growth in Higher Yielding C&I Lending (2) C&I Loan Mix C&I Lending Yield(3) CRE and Other Yield Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 —% 2.00% 4.00% 6.00% 8.00% 10.00% 20.00% 22.50% 25.00% 27.50% 30.00% 32.50% 35.00% 37.50% 40.00% Consider bullet point on loan growth appetite and related capital assumptions/plans to accommodate growth

23 Exceptional Asset Quality Non-Performing Assets/Total Assets at Lowest Levels In 20 Years M ill io ns Non-Performing Assets FBIZ NPA FBIZ NPA/TA Peer NPA/TA 1Q22 2Q22 3Q22 4Q22 1Q23 $0.0 $1.2 $2.4 $3.6 $4.8 $6.0 $7.2 —% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. M ill io ns SBA Legacy Performing On-Balance Sheet Loans 2017 2018 2019 2020 2021 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Consider added NCO % to discussion here - possibly added NCO slide (currently slide 58, in old/unused slides) Net Charge-Offs/Avg Loans FBIZ Net Charge-Offs Peer Net Charge-Offs 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 (0.80)% (0.60)% (0.40)% (0.20)% —% 0.20%

24 Positive Operating Leverage Ability to grow revenues faster than expenses outpaces peer group Loan vs. Deposit Growth FBIZ Loan Growth(1) FBIZ Deposit Growth(2) '19 '20 '21 0% 5% 10% 15% 20% 25% Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. 5YR CAGR = 11.4% Operating Leverage FBIZ Peer Group Median 2019 2020 2021 2022 —% 2% 4% 6% 8% 10% • Operating leverage is defined as the percent growth in operating revenue less the percent growth in operating expenses. • We believe our focus on strategic initiatives directed toward revenue growth and operating efficiency through use of technology will continue to generate positive annual operating leverage. • Initiatives include: ◦ Expanding higher-yielding C&I lending business lines ◦ Increasing our commercial banking market share outside of Madison ◦ Scaling our private wealth management business in our less mature commercial banking markets

Strategic Plan

26 FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon

27 FBIZ Strategic Plan 2019-2023 Proven execution of strategic objectives Goal Actual 2019 Actual 2020 Actual 2021 Actual 2022 Actual Q1 2023 Strategic Plan Return on average common equity 12.55% 8.64% 16.21% 16.79% 13.96% 13.50% Return on average assets 1.14% 0.70% 1.37% 1.46% 1.17% 1.15% Top line revenue growth 1 9.10% 11.50% 8.41% 13.38% 21.88% ≥ 10% per year In-market deposits to total bank funding 75.50% 74.80% 82.88% 76.07% 73.80% ≥ 75% Fee income ratio 25.10% 25.90% 24.92% 23.02% 23.95% 25.00% Client satisfaction 2 82% 91% 87% 87% 87% ≥ 80% Employee engagement 2 93% 96% 93% 95% 95% ≥ 90% 1. Q1 2023 growth represents growth over prior year quarter. 2. Surveys conducted annually. Results represent the 2022 survey.

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

COMPANY OVERVIEW

30 Offerings Designed Exclusively for Business and Wealth Management Services that meet the evolving needs of our growing client base

31 Superior Client Satisfaction Rating Excellent Employee Satisfaction Drives Superior Client Satisfaction *NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. **First Business Bank Annual Client Survey conducted by Dr. Moses Altsech, May/June 2022. Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Striving for Continuous Improvement • Net Promoter Score is the most widely used measure of likelihood to recommend a company to others • Anonymous survey conducted annually by a third party to assess client satisfaction • Allows us to compare our performance against other leading financial institutions

32 ESG Framework Environmental, social, and governance practices are integrated into our core business strategy • Branch-lite model with only one location in each of the banking markets we serve • Support hybrid and remote work options to reduce carbon emissions related to commuting (even prior to COVID) • Reduced paper usage via implementation of Docusign • Minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption • Received the 2022 top workplaces USA award • CEO performance goals include furthering DEI and ESG initiatives • Increased advisory board diversity (to over 40%) to enhance our business development efforts with a diverse client base in all markets • Provide all employees with 8 hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing • Corporate Governance and Nominating Committee monitors key governance structure risks, effectiveness of the Board DEI policy practices and strategies, and oversight of the overall ESG program. • To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in all committee charters • Commitment to board diversity – 30% female and 10% ethnic or racial directors and 50% of standing committees chaired by female directors. • 90% director independence, and 100% committee membership independence

APPENDIX Products & Services

34 Diversified Lending Products Double digit loan growth driven by stellar performance across all areas of the bank Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s n ual Period E Lo Growth $115,056 $2,978 $29,982 $6,661 $(6,514) $83,047 $1,936 $(3,636) Commercial Lending Private Wealth Asset-Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 M ill io ns Loan Growth History (1) All Other Lending Specialized Lending Conventional C&I '18 '19 '20 '21 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 YOY Growth = 10.4% 3 Year CAGR = 11% Total Loan Breakdown 60% 38% 2% CRE C&I All Other Commercial Real Estate Breakdown 15% 44% 14% 25% 2% CRE-OO CRE-NOO Construction Multi-family 1-4 Family C&I Breakdown by Product 37% 21% 24% 6% 8% 4% All Other C&I Lending Asset-Based Lending Equipment Finance Floorplan Finance Accounts Receivable Financing SBA Lending Note: Period end balances as of 03/31/2023 presented.

35 Product Profile • Target small to medium-sized companies • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis CRE Avg Balances Average Yield 1Q22 2Q22 3Q22 4Q22 1Q23 $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 3.00% 4.00% 5.00% 6.00% M ill io ns Gross Revenue Interest Income Fee Income 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $5 $10 $15 $20 $25 Note: Loan balances represent quarterly average data. Commercial Real Estate Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

36 Midwest Locations - Office >$3mm Suburban Milwaukee, 13% Milwaukee, 6% Madison, 57% Kansas City, 9% Other, 14% Exceptional Credit Quality (2) - Office >$3mm 03/31/2023 Category I Category II Category III Category IV $— $100,000 $200,000 $300,000 Maturing Over Time Office >$3mm Loan Balances 2023 2024 2025 2026 2027 2028 2029 2030 2031+ $— $25,000 $50,000 $75,000 $100,000 Vacancy Rates1: • Madison = 5.9% • Milwaukee = 10.7% • Kansas City = 11.2% • National = 12.9% • Office loans focused in our bank markets and concentrated in Wisconsin • Exceptional asset quality with no non-performing office loans in the portfolio • Substantially all office loans have full recourse • Office loans consist of 68% Class A space • Office represents 10% of total loans as of 3/31/23 • Majority of office loan maturity terms are 2031 and beyond • All office loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap Commercial Real Estate Breakdown Multi-Family Office Owner-occupied Industrial Healthcare Retail Hospitality Land Development 1-4 Family Misc. Note: The office specific loan data presented on this slide represents office loans greater than $3 million, which represents 80% of total office loans. 1. Source: Q1 2023 CoStar market reports published 4/3/2023. 2. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 22, 2023. CRE Office Portfolio Analysis Exceptional credit quality on office loans throughout the Midwest

37 Product Profile • Target small and medium companies in a variety of industries • Financings range from $250,000 to $10 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis All Other C&I Lending Asset-Based Lending Equipment Finance Accounts Receivable Financing Floorplan Financing SBA Lending Average Yield 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $400 $800 $1,200 4.00% 6.00% 8.00% M ill io ns Gross Revenue Interest Income Fee Income 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $5 $10 $15 $20 $25 Note: Loan balances represent quarterly average data. C&I Lending Diversified commercial product offerings target companies nationwide

38 Product Profile • Target small to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings M ill io ns Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $1,000 $2,000 $3,000 0.00% 1.00% 2.00% 3.00% M ill io ns Fee Revenue 4Q21 1Q22 2Q22 3Q22 4Q22 $0.25 $0.5 $0.75 $1 $1.25 $1.5 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint M ill io ns Analyzed Charges 4Q21 1Q22 2Q22 3Q22 4Q22 $1 $1.1 $1.2 $1.3 $1.4 Q1 decrease due to higher earnings credit in the current rate environment partially offset by increase in analyzed charges M ill io ns Fee Revenue and Analyzed Charges TM fees Analyzed Charges 1Q22 2Q22 3Q22 4Q22 1Q23 $0.5 $0.75 $1 $1.25 $1.5

39 Product Profile • Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client’s unique situation • Holds full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Implementing client portal for new client onboarding M ill io ns Assets Under Management & Administration Private Wealth Employee Benefits Other 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $1,000 $2,000 $3,000 M ill io ns Fee Revenue 1Q22 2Q22 3Q22 4Q22 1Q23 $0 $1 $2 $3 Note: Total Assets Under Management & Administration represent period-end balances. Private Wealth Management Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

APPENDIX Non-GAAP Reconciliations

41 “Tangible common equity to tangible assets” is defined as the ratio of common stockholders’ equity reduced by intangible assets, if any, divided by total assets reduced by intangible assets, if any. The Company’s management believes that this measure is important to many investors in the marketplace who are interested in the relative changes from period to period in common equity and total assets, each exclusive of changes in intangible assets. The information below reconciles tangible common equity and tangible assets to their most comparable GAAP measures. Adjusted TCE ratio is defined as TCE adjusted for net fair value adjustments of financial assets and liabilities. For more information on fair value adjustments please refer to the fair value footnote of the 2022 10-K. (Unaudited) As of (Dollars in thousands) December 31, 2022 March 31, 2023 Common stockholders’ equity $ 248,648 $ 254,589 Less: Goodwill and other intangible assets (12,159) (12,160) Tangible common equity (a) $ 236,489 $ 242,429 Total assets $ 2,976,611 $ 3,164,411 Less: Goodwill and other intangible assets (12,159) (12,160) Tangible assets (b) $ 2,964,452 $ 3,152,251 Tangible common equity to tangible assets (TCE ratio) 7.98% 7.69 % Fair Value Adjustments: Financial assets - MTM (c) $ (24,302) $ (24,764) Financial liabilities - MTM (d) $ 17,328 $ 17,334 Net MTM, after-tax e = (c-d)*(1-21%) $ (5,509) $ (5,870) Adjusted tangible equity f = (a-e) $ 230,980 $ 236,559 Adjusted tangible assets g = (b-c) $ 2,940,150 $ 3,127,487 Adjusted TCE ratio (f/g) 7.86% 7.56 % Tangible Common Equity to Tangible Assets ("TCE") Non-GAAP Reconciliation

42 “Adjusted Net Interest Margin” is a non-GAAP measure representing net interest income excluding the fees in lieu of interest and other recurring, but volatile, components of net interest margin divided by average interest-earning assets excluding other recurring, but volatile, components of average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company’s management, the adjustments made to net interest income allow investors and analysts to better assess the Company’s net interest income in relation to its core client-facing loan and deposit rate changes by removing the volatility that is associated with these recurring but volatile components. The information provided below reconciles the net interest margin to its most comparable GAAP measure. For the Three Months Ended (Dollars in Thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Interest income $ 24,235 $ 27,031 $ 31,786 $ 38,319 $ 42,064 Interest expense 2,809 3,371 5,902 10,867 15,359 Net interest income(a) 21,426 23,660 25,884 27,452 26,705 Less fees in lieu of interest 1,293 1,865 807 1,318 651 Less FRB interest income and FHLB dividend income 188 279 445 613 656 Adjusted net interest income(b) $ 19,945 $ 21,516 $ 24,632 $ 25,521 $ 25,398 Average interest-earning assets(c) $ 2,525,272 $ 2,551,180 $ 2,582,945 $ 2,649,149 $ 2,765,087 Less Average FRB cash and FHLB stock 44,577 46,334 45,351 50,522 45,150 Less Average non-accrual loans and leases 6,195 5,429 4,416 3,591 3,536 Adjusted average interest-earning assets(d) $ 2,474,500 $ 2,499,417 $ 2,533,178 $ 2,595,036 $ 2,716,401 Net interest margin(a / c) 3.39% 3.71% 4.01% 4.15% 3.86 % Adjusted net interest margin(b / d) 3.22% 3.44% 3.89% 3.93% 3.74 % Adjusted Net Interest Margin Non-GAAP Reconciliation

43 "Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Year Ended For the Three Months Ended (Dollars in Thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 March 31, 2022 March 31, 2023 Net interest income $ 69,856 $ 77,071 $ 84,662 $ 98,422 $ 21,426 $ 26,705 Less fees in lieu of interest 6,479 9,315 11,160 5,283 1,293 651 Pure net interest income (non-GAAP) $ 63,377 $ 67,756 $ 73,502 $ 93,139 $ 20,133 $ 26,054 Pure Net Interest Income Non-GAAP Reconciliation

44 "Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. For the Year Ended For the Three Months Ended (Dollars in thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 March 31, 2022 March 31, 2023 Net income $ 23,324 $ 16,978 $ 35,755 $ 40,858 $ 8,672 $ 8,979 Less income tax expense (1,175) (1,327) (11,275) (11,386) (2,172) (2,808) Less provision for loan and lease losses (2,085) (16,808) 5,803 3,868 855 (1,561) Income before taxes and provision for loan and lease losses (non-GAAP) 26,584 35,113 41,227 48,376 9,989 13,348 Less non-operating income Net gain on sale of state tax credits — 275 — — — — BOLI death benefit — — — 809 — — Net (loss) gain on sale of securities (46) (4) 29 — — — Total non-operating income (non-GAAP) (46) 271 29 809 — — Less non-operating expense Net loss on foreclosed properties 224 383 15 49 12 6 Amortization of other intangible assets 40 35 25 — — — BOLI death benefit — — — 809 — — SBA recourse (benefit) provision 188 (278) (76) (188) (76) (18) Tax credit investment impairment (recovery) 4,094 2,395 — (351) — — Loss on early extinguishment of debt — 744 — — — — Total non-operating expense (non-GAAP) 4,546 3,279 (36) 319 (64) (12) Add net tax credit benefit (non-GAAP) 1,352 969 — 338 — — Net operating income $ 32,528 $ 39,090 $ 41,162 $ 48,224 $ 9,925 $ 13,336 Net Operating Income Non-GAAP Reconciliation

45 ‘‘Cost of Funds’’ is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure. For the Three Months Ended (Dollars in thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Interest expense on total interest-bearing deposits $ 766 $ 1,058 $ 3,181 $ 8,173 $ 12,430 Interest expense on FHLB advances 1,036 1,666 2,173 2,149 2,461 Total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF $ 1,802 $ 2,724 $ 5,354 $ 10,322 $ 14,891 Average interest-bearing deposits $ 1,386,282 $ 1,356,106 $ 1,383,162 $ 1,518,945 $ 1,690,616 Average non-interest-bearing deposits 562,530 557,086 584,535 560,588 497,770 Average FHLB advances 385,080 449,599 432,528 389,310 398,109 Average Federal Reserve PPPLF — — — — — Total average deposits, total average FHLB advances, and total average Federal Reserve PPPLF $ 2,333,892 $ 2,362,791 $ 2,400,225 $ 2,468,843 $ 2,586,495 Cost of funds 0.31% 0.46% 0.89% 1.67% 2.30 % Cost of Funds Non-GAAP Reconciliation